JOHN HANCOCK
VARIABLE SERIES TRUST I

SUPPLEMENT DATED AUGUST 4, 2003
TO
PROSPECTUS DATED MAY 1, 2003

On June 2, 2003, the Active Bond Fund employed two new Subadvisers, Declaration Management & Research LLC and Pacific Investment Management Company LLC ("PIMCO"), in addition to its current Subadviser, John Hancock Advisers, LLC, each to manage a portion of the Fund's assets. The following pages of this Supplement describe the Fund's revised Goal and Strategy, its Subadvisers and Fund Managers, its revised Main Risks, its Past Performance and its Fees and Expenses.

After that, this Supplement contains revisions to the following sections of the prospectus.

.. the General Information section,

.. the Small Cap Growth Fund section,

.. the Overseas Equity Fund section,

.. the Real Estate Equity Fund section, and

.. the Global Bond Fund section.

Active Bond Fund


GOAL AND STRATEGY

This is an intermediate term bond fund of medium credit quality that seeks income and capital appreciation.

The Fund normally invests at least 80% of its assets in a diversified mix of debt securities and instruments including but not limited to:

.. U.S. Treasury and agency securities;

.. Asset-backed securities and mortgage-backed securities including mortgage pass-through securities, commercial mortgage backed securities ("CMBS") and collateralized mortgage offerings ("CMOs");

.. Corporate bonds, both U.S. and foreign; and

.. Foreign government and agency securities.

The Fund employs a multi-manager approach with three subadvisers each of which employs its own investment approach and independently manages its portion of the Fund. This approach began at the end of May, 2003, when approximately 63% of the Fund's assets were transferred from John Hancock Advisers, LLC with approximately 37% of assets transferred to Pacific Investment Management Company LLC and 25% to Declaration Management & Research LLC. All subsequent investments in the Fund will be allocated equally among the three sub-advisers, while redemptions from the Fund will be allocated on an asset-weighted basis. These allocation methodologies may change in the future.

John Hancock Advisers, LLC uses proprietary research to identify specific bond sectors, industries and bonds that are attractively priced. The manager tries to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months.

This portion of the fund normally has no more than 25% of its assets in high yield bonds, 10% or less of its assets in cash and cash equivalents, and normally invests in foreign securities only if U.S. dollar denominated.

Declaration Management & Research LLC uses a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are attractively priced based upon market fundamentals and technical factors. The manager opportunistically emphasizes bonds with yields in excess of U.S Treasury securities.

This portion of the fund normally has no more than 10% of its assets in high yield bonds, 10% or less of its assets in cash and cash equivalents, and normally invests in foreign securities only if U.S. dollar denominated.

Pacific Investment Management Company LLC ("PIMCO") uses proprietary fundamental research, economic analysis and quantitative tools to:

.. determine the appropriate interest rate sensitivity and maturity exposures of its portion of the Fund based on secular and cyclical trends in the economy and financial markets; and,

.. identify attractively priced bond markets, sectors and securities that will benefit from these trends.

This portion of the Fund normally has no more than 20% of its assets in high yield bonds and no more than 30% of its assets in non-U.S. dollar denominated foreign developed and emerging markets bonds.

Each portion of the Fund normally has an average credit rating of "A."

The Fund may have significant exposure to derivatives (investments whose value is based on indices or other securities), such as forwards, futures, options and swaps. Each manager actively uses derivatives to manage the average maturity and interest rate sensitivity for their portion of the fund. Additionally, PIMCO actively uses a variety of derivatives techniques and instruments to manage credit risk, to achieve exposure to a specific market sector and / or to implement foreign currency strategies. Currency management strategies are primarily used for hedging purposes and to protect

--------------------------------------------------------------------------------

SUBADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199

Owned by John Hancock
Managing since 1968
Managing Fund since May, 1995
Managed approximately $24 billion in assets at the end of 2002

FUND MANAGERS

Howard C. Greene, CFA
---------------------
Senior Vice President of subadviser
Joined subadviser in 2002
Vice President of Sun Life Financial Services Company of Canada (1987-2002)

Benjamin A. Matthews, CFA
---------------------
Vice President of subadviser
Joined subadviser in 1995

SUBADVISER

Declaration Management & Research LLC
1650 Tysons Blvd
McLean, VA 22102

Owned by John Hancock
Managing since 1989
Managing Fund since June, 2003
Managed approximately $6.3 billion in assets at the end of 2002

FUND MANAGERS

Management by investment team overseen by:

James E. Shallcross
---------------------
Senior Vice President of subadviser
Joined subadviser in 1991

SUBADVISER

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, California 92660

Managing since 1971
Managing Fund since June, 2003
Managed approximately $321 billion in assets at the end of 2002

FUND MANAGERS

Management by investment team overseen by:

William H. Gross, CFA
---------------------
Managing Director and Chief Investment Officer of subadviser
Joined subadviser in 1971
against changes in foreign currency exchange rates.

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will generally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB-/or below Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage- related and callable securities to be paid off substantially earlier than expected.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. Normally, the Fund's turnover rate will be greater than 100%.

Secondary
None

--------------------------------------------------------------------------------

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                                    [CHART]

 1993    1994    1995   1996    1997   1998    1999    2000   2001    2002
------  ------  ------  -----  ------  -----  ------  ------  -----  ------
10.80%  -2.57%  19.55%  4.10%  10.11%  8.23%  -0.94%  10.45%  7.48%   7.25%

Best quarter: up 4.48%, first quarter 1993 Worst quarter: down 2.51%, first quarter 1994

                             Average annual total returns -- for periods ending 12/31/2002*
                                                    Fund                Index
                             1 year                 7.25%               10.27%
                             5 years                6.42%                7.54%
                             10 years               7.28%                7.51%

Index:  Lehman Brothers Aggregate Bond Index

FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)        Not applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                Distribution          Total Annual
     Investment     and                   Fund                    Net Fund
     Management   Service     Other    Operating      Expense     Operating
        Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements Expenses
        ---     -----------  --------   --------   -------------- --------
       0.61%        N/A       0.08%      0.69%          0.0%        0.69%

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                          Year 1 Year 3 Year 5 Year 10
                           $70    $221   $384   $859

GENERAL INFORMATION (all Funds)



The first paragraph of the General Information section of the prospectus is revised to read as follows:

In the prospectus, any fund strategy that is stated as a percentage of a fund's assets applies at all times, not just at the time the fund buys or sells an investment security. However, a fund may be allowed to temporarily deviate from its normal strategy (1) to avoid unnecessary transaction costs when markets are are unusually volatile, or (2) when the fund experiences unusually large cash flows. In addition, investments in a company whose market capitalization was within the range of market capitalizations under a fund's 80% investment policy at the time of purchase may continue to be considered within that range even after the publisher of an index changes the constituents used by the fund to measure market capitalization. A fund may not achieve its investment objectives when taking any of these measures. The trustees of the Trust can change the investment goals and strategy of any fund without shareholder (i.e., contractowner) approval.

Small Cap Growth Fund

The Fund Managers shown in the prospectus for the Small Cap Growth Fund is revised to read as follows:

FUND MANAGERS
Management by investment team overseen by:

Anurag Pandit, CFA
---------------------
Vice President of subadviser
Joined subadviser in 1996

Thomas P. Norton, CFA
---------------------
Vice President of subadviser
Joined subadviser in 2002
Investment manager at Baring Asset Management (1997-2002)

Overseas Equity Fund
(Formerly "Global Balanced" Fund)

The names of the Salomon Brothers Indexes shown in the prospectus for the Overseas Equity Fund have changed. Index 3 and Index 4 that appear under the Average annual total returns table are revised to read as follows:

Index 3: Citigroup World Government Bond Index, Unhedged
Index 4: A composite index combining the performance of the following indices over the periods indicated: 65% MSCI World (Ex. US)/35% Citigroup Non-US Government Bond Index, Unhedged (inception through April 2000); and 60% MSCI World Index/40% Citigroup World Government Bond Index, Unhedged (after April,
2000)

Real Estate Equity Fund

The amount of managed assets shown in the prospectus for RREEF America L.L.C. (RREEF) should be disregarded. RREEF managed approximately $18 billion in assets at June 30, 2003.

Global Bond Fund

The name of the Salomon Brothers Index shown in the prospectus for the Global Bond Fund has changed. Index 1 and Index 2 that appear under the Average annual total returns table are revised to read as follows:

Index 3: Citigroup World Government Bond Index, Unhedged
Index 4: A composite index combining the performance of the following indices over the periods indicated: 75% Lehman Brothers Aggregate Bond Index/ 25% JP Morgan Non-US Government Bond Index, US Dollar Hedged (from inception through April 1999); JP Morgan Global Government Bond Index, US Dollar Hedged (from May 1999 through October 2000); and Citigroup World Government Bond Index, Unhedged (after October, 2000)